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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): February 24, 2004

                           DVI Receivables Corp. VIII
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             (Exact Name of Registrant as Specified in Its Charter)

         DELAWARE                   0001081881                 25-1824148
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     (State or Other               (Commission                (IRS Employer
Jurisdiction of Formation)         File Number)           Identification Number)

                        2500 YORK ROAD, JAMISON, PA 18929

       Registrant's Telephone Number, Including Area Code: (215) 488-5000

                                       N/A

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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. Other Events and Required FD Disclosure

On February 24, 2004 (the "Closing Date"), DVI Financial Services Inc. ("DVIFS") announced that all conditions precedent set forth in the agreement (the "Settlement Agreement") among DVIFS, U.S. Bancorp Portfolio Services ("USBPS"), U.S. Bank National Association (the "Trustee"), the Ad Hoc Committee of Securitization Noteholders and other parties to settle outstanding issues and claims, amend certain provisions of the governing documents of the Issuers (as defined below) and transfer servicing from DVIFS to USBPS have been satisfied. On February 4, 2004, the U.S. Bankruptcy Court for the District of Delaware entered an order approving the Settlement Agreement.

The Settlement Agreement requires DVIFS and USBPS to prepare a cumulative servicer report replacing reports previously filed by DVIFS on October 14, 2003, October 29, 2003, November 12, 2003, December 15, 2003 and January 14, 2004, as applicable, reflecting that an Amortization Event occurred on August 25, 2003. DVIFS and USBPS have determined to include within this cumulative report the January 2004 collection period corresponding to the payment dates of February 11, 12, 13 and 17, 2004 (the "August 2003-January 2004 Reports"). The Settlement Agreement also provides for certain payments to be made between DVIFS and each of DVI Receivables VIII, L.L.C., DVI Receivables X, L.L.C., DVI Receivables XI, L.L.C., DVI Receivables XII, L.L.C., DVI Receivables XIV, L.L.C., DVI Receivables XVI, L.L.C., DVI Receivables XVII, L.L.C., DVI Receivables XVIII, L.L.C. and DVI Receivables XIX, L.L.C. (collectively, the "Issuers").

DVIFS and USBPS anticipate making the August 2003-January 2004 Reports publicly available in the next several days. The Trustee has also filed a notice, which is attached as Exhibit 99.1, indicating that it expects to post final reports on its website on February 26, 2004 and to make a distribution to investors on February 27, 2004. Although DVIFS and USBPS are endeavoring to meet this schedule, no assurance can be given in this regard. DVIFS will also make public a summary cash reconciliation used in preparing the August 2003-January 2004 Reports. While these reports have not been approved by any third party, including the Trustee, DVIFS believes the Trustee will use the August 2003-January 2004 Reports to make distributions to securitization noteholders.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)      Exhibits

                  99.1   -    Notice from U.S. Bank National Association, as
                              Trustee, dated February 24, 2004.

FORWARD-LOOKING STATEMENTS

                  This report contains "forward-looking" statements, as that term is defined by federal securities laws, including such statements with regard to distributions by the Trustee to noteholders. You can find these statements by looking for words such as "may," "will," "expect," "anticipate," "believe," "estimate" and similar words in this report. These forward-looking statements are subject to numerous assumptions, risks and uncertainties. Because the statements are subject to risks and uncertainties, actual results may differ materially from those expressed or

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implied by the forward-looking statements. Risks and uncertainties that could cause actual results to vary materially from those anticipated by the forward-looking statements included in this report include any unexpected delays in finalizing the August 2003-January 2004 Reports or failure of the Trustee to accept the certified August 2003-January 2004 Reports as a basis for payment.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      DVI Receivables Corp VIII

                                      By: /s/ John P. Boyle
                                          -------------------------------
                                          John P. Boyle
                                          Vice President & Chief Executive
                                           Officer of DVI Receivables Corp. VIII

Dated: February 25, 2004